                                                                    EXHIBIT 10.3

                            THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (hereafter "Third Amendment") is made and entered into this 12th day of August, 1999, by and between WALTON SEATTLE INVESTORS I, L.L.C., a Delaware limited liability company as Landlord, and N2H2, INC., a Washington corporation, as Tenant.

        A. Landlord and Tenant have entered into that certain Office Lease dated March 12, 1999, as amended by the First Amendment to Lease, dated July 16, 1999, and the Second Amendment to Lease, dated August 10, 1999 (as amended, the "Lease"), whereby Landlord has leased to Tenant and Tenant has leased from Landlord approximately 42,979 rentable square feet known as Suite 3400 and temporary space on the 40th floor of approximately 3,905 rentable square feet known as Suite 4000 ("Premises"), in that certain building located at 900 Fourth Avenue, Seattle, Washington 98164 ("Building").

        B. Landlord and Tenant desire to further amend certain terms and conditions of the Lease and to lease additional temporary space on the 31st floor of the Building ("Additional Temporary Premises") on an "as-is" basis and to subject the Additional Temporary Premises in the Building to the terms and conditions of the Lease as set forth in this Third Amendment.

        C. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Lease.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions stated herein, Landlord and Tenant hereby modify, amend and supplement the Lease and agree as follows:

1. ADDITIONAL TEMPORARY PREMISES. The Additional Temporary Premises shall consist of that portion of the 31st floor of the Building known as Suite 3100 consisting of approximately 5,340 rentable square feet, as more particularly shown on Exhibit A.

2. ADDITIONAL TEMPORARY PREMISES TERM. The Additional Temporary Premises Term shall commence on September 1, 1999 and continue on a month-to-month basis until the tenant improvements on the 35th floor are substantially completed.

3. ADDITIONAL TEMPORARY PREMISES RENT. The base monthly, fully-serviced base rent ("Additional Temporary Premises Rent"), payable on or before the 1st day of each month (except for the first month's rent which shall be payable upon execution of this Third Amendment), is $12,905.00

4. TENANT IMPROVEMENTS. Tenant accepts the Additional Temporary Premises on an "as-is" basis and assumes responsibility for any and all costs to improve the Additional Temporary Premises, including any incremental costs associated with the asbestos containing material in the fireproofing. Tenant shall submit all plans to Landlord for review and consent and shall follow the Building procedures for all work. Tenant shall be solely responsible for the suitability of the design and function of the tenant improvements for Tenant's needs and business.

5. NO CONFLICT. Except as modified by this Third Amendment, the terms and conditions of the Lease shall remain in full force and effect. In the event of any conflict between the terms of this Third Amendment and the Lease, this Third Amendment shall govern and control the intent and agreement of the parties.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Lease as of the date first set forth above.

LANDLORD:                                   TENANT:

WALTON SEATTLE INVESTORS I, L.L.C.,         N2H2, INC.,
a Delaware limited liability company        a Washington corporation, as Tenant.


By: Walton Street Real Estate
    Fund I, L.P., a Delaware
    limited partnership, Manager

  By: Walton Street Managers I, L.P.,
      a Delaware limited partnership, General
      Partner

    By: WSC Managers I, Inc.,
        a Delaware corporation,
        General Partner

      By: /s/ DOUGLAS J. WELKER             By: /s/ JOHN DUNCAN
          -----------------------               ----------------------
          Douglas J. Welker,                    John Duncan,
          Vice President                        CFO/COO

                                  NOTARY PAGE


STATE OF ILLINOIS       )
                        ) :ss.
COUNTY OF COOK          )

I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

On this 14 day of September, 1999, before me personally appeared DOUGLAS J. WELKER, to me known to be the Vice President of WSC MANAGERS I, INC., a Delaware corporation, the corporation that executed the within and foregoing instrument as General Partner of WALTON STREET MANAGERS I, L.P., a Delaware limited partnership, the general partner of WALTON STREET REAL ESTATE FUND I, L.P., a Delaware limited partnership, the Manager of WALTON SEATTLE INVESTORS I, L.L.C., a Delaware limited liability company, the company joint venture that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said joint venture, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

WITNESS my hand and seal hereto affixed the day and year first above written.

["OFFICIAL SEAL"                           /s/ SUSAN A. RUSHFORD
SUSAN A. RUSHFORD                          -------------------------------
NOTARY PUBLIC, STATE OF ILLINOIS           Susan A. Rushford
MY COMMISSION EXPIRES 8/16/2000]           -------------------------------
                                                      (Type or Print Name)

                                           Notary Public in and for the State of
                                           Illinois, residing at Chicago, IL

                                           My Appointment Expires: 8/16/2000.



STATE OF WASHINGTON     )
                        ) :ss.
COUNTY OF KING          )


On this 17th day of August, 1999, before me personally appeared JOHN DUNCAN to me known to be the CFO/COO of N2H2, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute the said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

IN WITNESS, WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.


                               /s/ RUTH M. ALFORD
                               -------------------------------
                               Ruth M. Alford
                               -------------------------------
 [RUTH M. ALFORD SEAL                     (Type or Print Name)
 STATE OF WASHINGTON]
                               Notary Public in and for the State of Washington, residing at Seattle

                               My Appointment Expires: 05/29/02.

                                   EXHIBIT A


                         ADDITIONAL TEMPORARY PREMISES

           (Floor plans showing Additional Temporary Premises shaded)







                            [DIAGRAM OF FLOOR PLAN]